Exhibit 10.12

                                                                 EXECUTION COPY



                               SECURITY AGREEMENT
                               ------------------

                   SECURITY AGREEMENT, dated as of April 9, 2002 (this "Agreement") between PC-EPhone, Inc, a Nevada corporation (the "Company"), PC-EPhone Ltd., a company formed under the laws of Bermuda, PC-EPhone Canada Enterprises, Inc., a company formed under the laws of British Columbia, Canada, PC-ESolutions, Inc., a Delaware corporation, (together with PC-EPhone Ltd. and PC-EPhone Canada Enterprises, Inc., the "Guarantors") and Process Control (Holdings) Limited, a corporation formed under the laws of the Republic of Ireland (hereinafter, the "Lender").

                  WHEREAS, the Company and the Guarantors have entered into a Credit Agreement dated as of April 9, 2002 (as amended and in effect from time to time, the "Credit Agreement"), with the Lender, pursuant to which the Lender, subject to the terms and conditions contained therein, is to make loans to the Company, and the Guarantors are to guarantee the obligations of the Company thereunder; and

                  WHEREAS, it is a condition precedent to the Lender's making any loans to the Company under the Credit Agreement that the Company and the Guarantors execute and deliver to the Lender this Agreement; and

                  WHEREAS, the Company and the Guarantors wish to grant certain security interests in favor of the Lender as herein provided;

                  NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                   1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Credit Agreement. The term "State", as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

                   2. Grant of Security Interest. The Company and the Guarantors each hereby grant to the Lender, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Lender the following properties, assets and rights of the Company and each Guarantor respectively, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including




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promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles). The Lender acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Company's each Guarantor's compliance with ss.4.7.

                   3. Authorization to File Financing Statements. The Company and the Guarantors each hereby irrevocably authorize the Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction, or in any appropriate recording office of any applicable foreign jurisdiction, any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Company or each Guarantor, respectively, or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or the applicable laws of such foreign jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State or such other jurisdiction, or the applicable laws of such foreign jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Company or each Guarantor, respectively, is an organization, the type of organization and any organizational identification number issued to the Company or each Guarantor, and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Company and each Guarantor agrees to furnish any such information to the Lender promptly upon the Lender's request.

                   4. Other Actions. Further to ensure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in the Collateral, the Company and the Guarantors each agree, in each case at the Company's expense, to take the following actions with respect to the following Collateral and without limitation on the Company's and each Guarantor's other obligations contained in this Agreement:

                        4.1. Promissory Notes and Tangible Chattel Paper. If the Company or any Guarantor shall, now or at any time hereafter, hold or acquire any promissory notes or tangible chattel paper, the Company or such Guarantor, as applicable, shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.




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                        4.2. Deposit Accounts. For each deposit account that the
Company or any Guarantor, now or at any time hereafter, opens or maintains, the Company or such Guarantor, as applicable, shall, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the depositary bank to agree to comply, without further consent of the Company or such Guarantor, at any time with instructions from the Lender to such depositary bank directing the disposition of funds from time to time credited to such deposit account, or (b) arrange for the Lender to become the customer of the depositary bank with respect to the deposit account, with the Company or such Guarantor, as applicable, being permitted, only with the consent of the Lender, to exercise rights to withdraw funds from such deposit account. The provisions of this paragraph shall not apply to (i) any deposit account for which the Company or such Guarantor, the depositary bank and the Lender have entered into a cash collateral agreement specially negotiated among the Company or such Guarantor, the depositary bank and the Lender for the specific purpose set forth therein, (ii) a deposit account for which the Lender is the depositary bank and is in automatic control, and (iii) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Company's or such Guarantor's salaried employees.

                        4.3. Investment Property. If the Company or the Guarantors shall, now or at any time hereafter, hold or acquire any certificated securities, at the request of the Lender the Company or such Guarantor shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify. If any securities now or hereafter acquired by the Company or any Guarantor are uncertificated and are issued to the Company or such Guarantor or its nominee directly by the issuer thereof, the Company or such Guarantor, as applicable, shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) cause the issuer to agree to comply, without further consent of the Company or such Guarantor or such nominee, at any time with instructions from the Lender as to such securities, or
(b) arrange for the Lender to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Company or any Guarantor are held by the Company or such Guarantor or either party's nominee through a securities intermediary or commodity intermediary, the Company or such Guarantor, as applicable, shall immediately notify the Lender thereof and, at the Lender's request and option, pursuant to an agreement in form and substance satisfactory to the Lender, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of the Company, such Guarantor or such nominee, at any time, with entitlement orders or other instructions from the Lender to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Lender to such commodity intermediary, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Lender to become the entitlement holder with respect to such investment property, with the Company or such Guarantor, as applicable, being permitted, only with the consent of the Lender, to exercise rights to withdraw or otherwise deal with such investment property.



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                        4.4. Collateral in the Possession of a Bailee. If any
Collateral is, now or at any time hereafter, in the possession of a bailee, the Company or the relevant Guarantor, as applicable, shall promptly notify the Lender thereof and, at the Lender's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Lender, that the bailee holds such Collateral for the benefit of the Lender or such Guarantor and such bailee's agreement to comply without further consent of the Company or such Guarantor, at any time with instructions of the Lender as to such Collateral.

                        4.5. Electronic Chattel Paper and Transferable Records. If the Company or any Guarantor, now or at any time hereafter, holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in ss.16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Company or such Guarantor, as applicable, shall promptly notify the Lender thereof and, at the request and option of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control, under ss.9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

                        4.6. Letter-of-credit Rights. If the Company or any Guarantor is, now or at any time hereafter, a beneficiary under a letter of credit now or hereafter, the Company or such Guarantor, as applicable, shall promptly notify the Lender thereof and, at the request and option of the Lender, the Company or such Guarantor, as applicable, shall, pursuant to an agreement in form and substance satisfactory to the Lender, either (a) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Lender of the proceeds of the letter of credit or (b) arrange for the Lender to become the transferee beneficiary of the letter of credit.

                        4.7. Commercial Tort Claims. If the Company or any Guarantor shall, now or at any time hereafter, hold or acquire a commercial tort claim, the Company or such Guarantor, as applicable, shall immediately notify the Lender in a writing signed by the Company or such Guarantor, as applicable, of the particulars thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender.



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                        4.8. Other Actions as to any and all Collateral. The
Company and each Guarantor further agrees, upon request of the Lender and at the Lender's option, to take any and all other actions as the Lender may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Company's or any Guarantor's signature thereon is required therefor, (b) causing the Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States or any applicable foreign jurisdiction as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Lender, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Lender and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Lender to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

                   5. Relation to Other Security Documents. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by the Company or any Guarantors to the Lender and which secures the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Lender hereunder. In addition, to the provisions of this Agreement being so read and construed with any such mortgage or deed of trust, the provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.

                   6. Representations and Warranties Concerning Company's and Guarantors's Legal Status. The Company and the Guarantors each has previously delivered to the Lender a certificate signed by the Company or the Guarantors, as applicable, and entitled "Perfection Certificate" (the "Perfection Certificate"). The Company and each Guarantor represents and warrants to the Lender as follows: (a) the Company's each Guarantor's exact legal names are those indicated on the applicable Perfection Certificate and on the signature page hereof, (b) the Company and each Guarantor is an organization of the type, and is organized in the jurisdiction, set forth in the applicable Perfection Certificate, (c) the Perfection Certificates accurately set forth the Company's each Guarantor's organizational identification number or accurately states that the Company or each Guarantor, as applicable, has none, (d) the Perfection Certificate accurately sets forth the Company's and each Guarantor's respective places of business or, if more than one, their respective chief executive offices, as well as their respective mailing addresses, if different, (e) all other information set forth on the Perfection Certificates pertaining to the Company or any Guarantor is accurate and complete and (f) there has been no change in any of such information since the date on which the Perfection Certificate was signed by the Company or each Guarantor, as applicable.



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                   7. Covenants Concerning Company's Legal Status. The Company
and each Guarantor covenant with the Lender as follows: (a) without providing at least 30 days prior written notice to the Lender, neither the Company nor any Guarantor will change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company or any Guarantor does not have an organizational identification number and later obtains one, the Company or such Guarantor, as applicable, will forthwith notify the Lender of such organizational identification number, and (c) neither the Company nor any Guarantor will change its type of organization, jurisdiction of organization or other legal structure.

                   8. Representations and Warranties Concerning Collateral, Etc. The Company and each Guarantor further represent and warrant to the Lender as follows: (a) the Company and each Guarantor are the owners of or have other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Credit Agreement, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) neither the Company nor any Guarantor holds any commercial tort claim except as indicated on the Perfection Certificate, and (e) the Company and each Guarantor each have at all times operated their respective businesses in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, (f) all other information set forth on the Perfection Certificates pertaining to the Collateral is accurate and complete, and (g) there has been no change in any of such information since the dates on which the Perfection Certificates were signed by the Company and each Guarantor, respectively.

                   9. Covenants Concerning Collateral, Etc. The Company and each Guarantor further covenant with the Lender as follows: (a) the Collateral, to the extent not delivered to the Lender pursuant to ss.4, will be kept at those locations listed on the Perfection Certificates and neither the Company nor any Guarantor will remove the Collateral from such locations, without providing at least 30 days prior written notice to the Lender, (b) except for the security interest herein granted and liens permitted by the Credit Agreement, the Company or a Guarantor shall be the owner of or have other rights in the Collateral free



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from any right or claim of any other person or any lien, security interest or other encumbrance, and the Company and such Guarantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, (c) neither the Company nor any Guarantor shall pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than the Lender except for liens permitted by the Credit Agreement, (d) the Company and each Guarantor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Company and each Guarantor will permit the Lender, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) the Company or each Guarantor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, (g) the Company and each Guarantor each will continue to operate its respective business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) neither the Company nor any Guarantor will sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for sales of inventory in the ordinary course of business.

                   10. Insurance.

                         10.1. Maintenance of Insurance. The Company and each
Guarantor will obtain, as soon as practicable after the date hereof, with financially sound and reputable insurers insurance with respect to their properties and businesses against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that neither the Company nor any Guarantor will be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender. In addition, all such insurance shall be payable to the Lender as loss payee under a "standard" or "New York" loss payee clause. Without limiting the foregoing, as soon as practicable after the date hereof, the Company and each Guarantor each will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company and each Guarantor; business interruption insurance; and product liability insurance.



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                         10.2. Insurance Proceeds. The proceeds of any casualty
insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (a) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $10,000 be disbursed to the Company or the relevant Guarantor, as applicable, for direct application by the Company or such Guarantor solely to the repair or replacement of the property so damaged or destroyed and (b) in all other circumstances, be held by the Lender as cash collateral for the Obligations. The Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably prescribe, for direct application by the Company or such Guarantor, as applicable, solely to the repair or replacement of the property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Obligations.

                         10.3. Continuation of Insurance. All policies of
insurance shall provide for at least 30 days prior written cancellation notice to the Lender. In the event of failure by the Company or any Guarantor to provide and maintain insurance as herein provided, the Lender may, at its option, provide such insurance and charge the amount thereof to the Company or such Guarantor. The Company and each Guarantor shall furnish the Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

                  11. Collateral Protection Expenses; Preservation of
Collateral.

                         11.1. Expenses Incurred by Lender. In the Lender's
discretion, if the Company or any Guarantor fails to do so, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Company and each Guarantor agree to reimburse the Lender on demand for all expenditures so made. The Lender shall have no obligation to the Company or any Guarantor to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

                         11.2. Lender's Obligations and Duties. Anything herein
to the contrary notwithstanding, the Company or the relevant Guarantor, as applicable, shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company or such Guarantor thereunder. The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Company or any Guarantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or



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agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times. The Lender's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

                         12. Securities and Deposits. The Lender may at any time
following and during the continuance of a Default or Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Lender may following and during the continuance of a Default and Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Lender to the Company or any Guarantor may at any time be applied to or set off against any of the Obligations then due and owing.

                         13. Notification to Account Debtors and Other Persons
Obligated on Collateral. If a Default or an Event of Default shall have occurred and be continuing, the Company and each Guarantor shall, at the request and option of the Lender, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Lender in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender's agent therefor, and the Lender may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon the Company or any Guarantor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Company and each Guarantor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Company or such Guarantor as trustee for the Lender without commingling the same with other funds of the Company or such Guarantor and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments. The Lender shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

                  14. Power of Attorney.

                         14.1. Appointment and Powers of Lender. The Company and
each Guarantor each hereby irrevocably constitute and appoint the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Company and each Guarantor or in the Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all



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appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company and each Guarantor, without notice to or assent by the Company or any Guarantor, to do the following:

                               (a) upon the occurrence and during the
                   continuance of a Default or an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State or the laws of any applicable foreign jurisdiction and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Company's and Guarantors' expense, at any time, or from time to time, all acts and things which the Lender deems necessary or useful to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Company or any Guarantor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Company or the relevant Guarantor, as applicable, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Lender so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

                               (b) to the extent that the Company's and
                   Guarantors' authorization given in ss.3 is not sufficient, to file such financing statements with respect hereto, with or without the Company's or any Guarantor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in the Company's and the Guarantors' names such financing statements and amendments thereto and continuation statements which may require the Company's or any Guarantor's signature.

                         14.2. Ratification by Company and Guarantors. To the
extent permitted by law, the Company and each Guarantor each hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.



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                         14.3. No Duty on Lender. The powers conferred on the
Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company or any Guarantor for any act or failure to act, except for the Lender's own gross negligence or willful misconduct.

                   15. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Lender, without any other notice to or demand upon the Company or any Guarantor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Company or any Guarantor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Lender may in its discretion require the Company or the relevant Guarantor, as applicable, to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Company's or such Guarantor's principal office(s) or at such other locations as the Lender may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Company or the relevant Guarantor, as applicable, at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company and each Guarantor hereby acknowledge that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Company and each Guarantor each waive any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

                   16. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Company and each Guarantor each acknowledges and agrees that it is not commercially unreasonable for the Lender
(a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against

Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Company or any Guarantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or
(l) to the extent deemed appropriate by the Lender, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Company and each Guarantor acknowledge that the purpose of this ss.16 is to provide non-exhaustive indications of what actions or omissions by the Lender would fulfill the Lender's duties under the Uniform Commercial Code of the State or the applicable laws of any other relevant jurisdiction in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this ss.16. Without limitation upon the foregoing, nothing contained in this ss.16 shall be construed to grant any rights to the Company or any Guarantor or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this ss.16.

                   17. No Waiver by Lender, etc. The Lender shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

                   18. Suretyship Waivers by Company and Guarantors. The Company and each Guarantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company and each Guarantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in ss.11.2. The Company and each Guarantor further waive any and all other suretyship defenses.

                   19. Marshalling. The Lender shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company and each Guarantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company and each Guarantor hereby irrevocably waives the benefits of all such laws.

                   20. Proceeds of Dispositions; Expenses. The Company and each Guarantor shall pay to the Lender on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance and provision being made for any Obligations not then due, if any. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Company. In the absence of final payment and satisfaction in full of all of the Obligations, the Company and each Guarantor shall remain liable for any deficiency.

                   21. Overdue Amounts. Until paid, all amounts due and payable by the Company or any Guarantor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

                   22. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE. The Company and each Guarantor agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court. The Company and each Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

                   23. Waiver of Jury Trial. THE COMPANY AND EACH GUARANTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company and each Guarantor waive any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company and each Guarantor (a) certify that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement and (b) acknowledge that, in entering into the Credit Agreement and the other Loan Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this ss.23.

                   24. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company, each Guarantor and their respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company and each Guarantor acknowledge receipt of a copy of this Agreement.

                   25. Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex 1 hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if it were originally a party to this Agreement and named as a Guarantor hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

                  IN WITNESS WHEREOF, intending to be legally bound, the Company and the Guarantors have caused this Agreement to be duly executed as of the date first above written.

                                  PC-EPHONE, INC.

                                  By:      /s/ David Meltzer
                                           -----------------------------------
                                            Name: David Meltzer
                                            Title: CEO, President Director



                                  PC-EPHONE LTD.

                                  By:      /s/ David Meltzer
                                           -----------------------------------
                                            Name: David Meltzer
                                            Title: Vice President, Secretary

                                  PC-EPHONE CANADA ENTERPRISES, INC.

                                  By:      /s / Douglas Yee
                                           -----------------------------------
                                            Name: Douglas Yee
                                            Title: President

                                  PC-ESOLUTIONS, INC.

                                  By:      /s/ David Meltzer
                                           -----------------------------------
                                            Name: David Meltzer
                                            Title: President, Secretary,
                                                   Treasurer & Director


Accepted:

PROCESS CONTROL (HOLDINGS) LIMITED

By: /s/ Brian Flynn
    --------------------------------
     Name: Brian Flynn
     Title: Director

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF        California



COUNTY OF          San Diego

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 28th day of March, 2002, personally appeared David Meltzer to me known personally, and who, being by me duly sworn, deposes and says that [s]he is the President of PC-EPhone, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said he acknowledged said instrument to be the free act and deed of said corporation.


/s/ Steven N. Maxwell
------------------------------
 Steven N. Maxwell

Notary Public

My commission expires: 10/17/05
                      ---------

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF        California


COUNTY OF       San Diego

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 4th day of April, 2002, personally appeared David Meltzer to me known personally, and who, being by me duly sworn, deposes and says that [s]he is the Vice President of PC-EPhone, Ltd., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said he acknowledged said instrument to be the free act and deed of said corporation.


/s/ Steven N. Maxwell
------------------------------
 Steven N. Maxwell

Notary Public:

My commission expires: 10/17/05
                      ---------

CERTIFICATE OF ACKNOWLEDGMENT

PROVINCE OF BRITISH COLUMBIA

                                                                 )  ss.

COUNTY OF                  )

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 3rd day of April, 2002, personally appeared Douglas Yee to me known personally, and who, being by me duly sworn, deposes and says that [s]he is the President of PC-EPhone Canada Enterprises, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Douglas Yee acknowledged said instrument to be the free act and deed of said corporation.


/s/ Stephen F.X. O'Neill
------------------------------
Stephen F.X. O'Neill

Notary Public

My commission does not expire

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF        California

                                                                 )  ss.

COUNTY OF       San Diego

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 28th day of March, 2002, personally appeared David Meltzer to me known personally, and who, being by me duly sworn, deposes and says that [s]he is the President of PC-ESolutions, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said he acknowledged said instrument to be the free act and deed of said corporation.


/s/ Stephen N. Maxwell
------------------------------
Stephen N. Maxwell

Notary Public

My commission expires: 10/17/05
                      ---------

                                                                        ANNEX I
                                                          to Security Agreement


                  This SUPPLEMENT, dated as of ________ __, ____ (this "Supplement"), is to the Security Agreement, dated as of April 9, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement"), among each Guarantor (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in the preamble and Section 1 of the Security Agreement) from time to time party thereto, in favor of Process Control (Holdings) Limited, as Lender.

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, pursuant to the provisions of Section 25 of the Security Agreement, each of the undersigned is becoming a Guarantor under the Security Agreement; and

                  WHEREAS, each of the undersigned desires to grant the security interests under the Security Agreement in order to induce the Lenders to continue to extend the Loans and issue the Letters of Credit under the Credit Agreement;

                  NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), each of the undersigned agrees, for the benefit of the Lender, as follows:


         Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Guarantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects as of the date hereof. In furtherance of the foregoing, each reference to the term "Guarantors" in the Security Agreement shall be deemed to include each of the undersigned.

         Representations. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

         Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

         Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

         Indemnity; Fees and Expense, etc. Without limiting the provisions of any other Loan Document, each of the undersigned agrees to reimburse the Lender for its reasonable out-of-pocket expenses incurred in connection with this Supplement, including reasonable attorney's fees and expenses of the Lender's counsel.

         Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

         Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                  IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            [NAME OF ADDITIONAL GUARANTOR]


                                            By:
                                               ----------------------------
                                         Title:
                                               ----------------------------

ACCEPTED AND AGREED:



Process Control (Holdings) Limited, as
Lender


By:
      ----------------------------------
Title:
      ----------------------------------